UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2022

Bioventus Inc.
(Exact name of registrant as specified in charter)

Delaware	001-37844	81-0980861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4721 Emperor Boulevard, Suite 100
Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (919) 474-6700
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common Stock, $0.001 par value per share	BVS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01. Entry into a Material Definitive Agreement.
On June 17, 2022, a subsidiary of Bioventus Inc. (together with its subsidiaries, the “Company”) entered into an amendment (the “Amendment”) to that certain Option and Equity Purchase Agreement, dated July 15, 2020 (the “Option Agreement” and, as amended, the “Amended Option Agreement”), with CartiHeal (2009) Ltd. (“CartiHeal”), and Elron Ventures Ltd., in its capacity as Shareholder Representative.
Pursuant to the Option Agreement, the Company agreed to acquire CartiHeal, excluding the ownership interest already owned by the Company, for approximately $315 million (the “Upfront Consideration”), with an additional approximately $135 million payable contingent upon the achievement of $100 million in trailing twelve month sales (the “CartiHeal Acquisition”). Pursuant to the Option Agreement, the Company previously deposited $50 million into escrow as consideration for the CartiHeal Acquisition. Pursuant to the Amended Option Agreement, the Company will now defer $215 million of the Upfront Consideration (the “Deferred Amount”) otherwise payable to CartiHeal stockholders at the closing of the CartiHeal Acquisition. The Deferred Amount will instead be paid to CartiHeal stockholders upon the earlier of the achievement of certain milestones and the occurrence of certain installment payment dates. The Deferred Amount will be paid in five tranches commencing in 2023 and ending no later than 2027.
Pursuant to the Amended Option Agreement, the Company will pay interest on each tranche of the Deferred Amount, at a rate of 8% annually, until such tranche is paid. Additionally, the approximately $135 million payable to CartiHeal’s stockholders upon the achievement of $100 million in trailing twelve-month sales will now be payable upon the achievement of $75 million in trailing twelve-month sales. The Company expects the acquisition to close by the end of July 2022 with an up-front payment to CartiHeal’s stockholders of approximately $100 million (inclusive of the $50 million previously deposited into escrow by the Company). The Company has also agreed to pay approximately $8 million of CartiHeal’s transaction-related fees and expenses.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, the expected timing of the CartiHeal Acquisition. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause actual results to differ materially from those contemplated in this Current Report on Form 8-K include, but are not limited to, our ability to complete the CartiHeal Acquisition on expected timelines or at all; our ability to recognize the benefits of the CartiHeal Acquisition; the adverse impacts of any termination of the CartiHeal Acquisition on our business, financial condition and results of operations; the adverse impacts on our business as a result of the COVID-19 pandemic; our dependence on a limited number of products; our ability to develop, acquire and commercialize new products, line extensions or expanded indications; the continued and future acceptance of our existing portfolio of products and any new products, line extensions or expanded indications by physicians, patients, third-party payers and others in the medical community; our ability to achieve and maintain adequate levels of coverage and/or reimbursement for our products, the procedures using our products, or any future products we may seek to commercialize; our ability to complete acquisitions or successfully integrate new businesses, products or technologies in a cost-effective and non-disruptive manner; including the potential CartiHeal acquisition; competition against other companies; and the other risks identified in the Risk Factors section of the Company’s public filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as further updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended April 2, 2022, and as such factors may be further updated from time to time in the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of the Company’s website at ir.bioventus.com. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ materially from those set forth in the forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Option and Equity Purchase Agreement, between the Company, CartiHeal (2009) Ltd. (“CartiHeal”), Elron Ventures Ltd. and ESOP Management and Trust Services Ltd., dated June 17, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVENTUS INC.

Date: June 22, 2022	By:	/s/ Anthony D’Adamio
Anthony D’Adamio Senior Vice President and General Counsel